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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2005


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                000-24439           33-0803204
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     (STATE OR OTHER JURISDICTION   (COMMISSION FILE   (IRS EMPLOYER
     OF INCORPORATION)              NUMBER)            IDENTIFICATION NO.)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2005, Hines Nurseries, Inc. (the "Company"), a subsidiary of Hines Horticulture, Inc. ("Hines Horticulture"), negotiated and entered into the Real Property Purchase and Sale Agreement and Escrow Instructions (the "Agreement") with Quantum Ventures, LLC (the "Buyer") to sell approximately
121.92 acres of unimproved property located at 17455 SW 157th Avenue, Miami-Dade County, Florida (the "Property"). The Company currently operates a plant nursery on the Property. The Buyer, headquartered in Coral Gables, Florida, is a residential real estate developer and homebuilder in South Florida. Subject to closing conditions, the closing date is expected to be on or before October 19, 2005, subject to extension by the Buyer for up to two weeks. The closing of the purchase and sale of the Property is subject to conditions, including certain conditions which are outside the control of the Company.

The Agreement provides that the purchase price (the "Purchase Price") of the Property is approximately $47.8 million, payable in cash, on the closing date.

In addition to the Purchase Price, the Agreement provides that the Buyer will pay to the Company a deferred purchase price payment in the event the Property is subdivided or otherwise entitled for the development of more than four residences per acre. The Buyer has agreed to pay the Company $40,000 for every residential lot created within the Property in excess of four lots per acre. The Buyer is under no commitment to seek residential lots in excess of four per acre, and it is very possible that the Buyer will not receive zoning for the excess lots or pay any deferred purchase price. It is expected that the maximum possible density per acre would be five residential lots. The deferred purchase price payment will be due and payable upon recordation of final plats consummating the residential subdivision of the Property.

The Agreement requires the Buyer to pay an initial earnest money deposit, which will be credited towards the Purchase Price at closing but will be refundable if the Buyer, in its discretion, is not satisfied with certain due diligence and feasibility reviews of the Property; provided, however, $200,000 of the deposit will be disbursed to the Company upon receipt and will be non-refundable except in limited circumstances. The due diligence period will run from the date of execution of the Agreement to October 12, 2005, but may be extended by the Buyer for an additional two-week period.

Commencing on the closing date, pursuant to the Agreement the Company will enter into a two-year lease agreement with the Buyer to lease the Property while transitioning operations to other locations. Pursuant to the Agreement, the Company will lease the entire Property for a one-year period, with a thirty-day extension right, and will then vacate approximately 32.71 acres. The Company will lease the remaining 89.21 acres for an additional one-year period, with extension rights for an additional ninety days, and will then vacate the remaining acreage. The Company will pay the Buyer rent of approximately $500 per outstanding acre, annually, during the lease term.

There are statements herein which are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the consummation of the sale of the Property, the expected closing date under the Agreement, zoning entitlements, the possible payment of the deferred purchase price and the proposed lease by the Company of the Property. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause Hines Horticulture's actual results to differ materially from those expressed or implied by these forward-looking statements. Among the factors or risks that could cause actual results or events to differ from those in the forward-looking statements contained herein include the fact that the Agreement and the individual elements of the Agreement and sale of the Property are subject to various conditions, including the Buyer's unilateral right to terminate the Agreement during the due diligence period and other conditions outside the control of Hines Horticulture and the Company, the fact that the Property may not be zoned for additional lots per acre triggering the deferred purchase price, and the fact that the expected closing date may be extended. There can be no assurance that the transactions contemplated by the Agreement will close on a timely basis or at all.

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You should not unduly rely on these forward-looking statements as they speak only as of the date hereof. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Douglas D. Allen tendered his resignation from the board of directors of Hines Horticulture effective September 7, 2005. Mr. Allen has decided to retire from Hines Horticulture after having served the company for over 22 years in various capacities, including President, Chief Executive Officer and Chairman of the board of directors. Hines Horticulture thanks Mr. Allen for his years of service and his commitment to the organization.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2005           HINES HORTICULTURE, INC.

                               By:  /s/ Claudia M. Pieropan
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                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)